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                                                                EXHIBIT 10(N)(2)

                                AMENDMENT NO. 1
                         Dated as of December 13, 1999
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                           Dated as of June 30, 1999


     This AMENDMENT NO. 1 (this "Amendment") dated as of December 13, 1999 is
                                 ---------
entered into among IMPERIAL SECURITIZATION CORPORATION (the "Seller"), IMPERIAL
                                                             ------
DISTRIBUTING, INC.("Imperial"), as Servicer, IMPERIAL SUGAR COMPANY (the
                    --------
"Performance Guarantor"), FAIRWAY FINANCE CORPORATION (the "Purchaser"), and
 ---------------------                                      ---------
NESBITT BURNS SECURITIES INC.("Nesbitt Burns"), as agent for Purchaser (in such
                               -------------
capacity, together with its successors and assigns, the "Agent").
                                                         -----


                                   RECITALS
                                   --------

     WHEREAS, the parties hereto have entered into a certain Receivables Purchase Agreement dated as of June 30, 1999 (the "Agreement");
                                                   ---------

     WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

     SECTION 1.  Definitions.  All capitalized terms not otherwise defined
                 -----------
herein are used as defined in the Agreement.

     SECTION 2.  Amendments to Agreement. The Agreement is hereby amended as
                 -----------------------
follows:

     2.1. The first sentence of Section 3.1(a) of the Agreement is hereby
                                --------------
amended by inserting the phrase ", each Program Support Provider" after the term "Agent."

     2.2. Section 4.3(d) of the Agreement is hereby amended in its entirety to
          --------------
read as follows:
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     "(d) Permitted Investments. Any amounts in the Liquidation Account or the
          ---------------------
Collection Account, as the case may be, may be invested by the Liquidation Account Bank or Collection Account Bank, respectively, at Servicer's direction, in Permitted Investments, so long as Purchaser's interest in such Permitted Investments is perfected and such Permitted Investments are subject to no Adverse Claims other than those of the Purchaser provided hereunder; provided,
                                                                     --------
however, that such investments shall mature not later than one Business Day next
-------
preceding the last day of any Settlement Period for any Portion of Investment next succeeding the date of such investment."

     2.3. Section 5.3(b) of the Agreement is hereby amended by adding the
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following after the word "Participation" in the first sentence:

     "with the prior written consent of the Seller; provided, however, that such
                                                    --------  -------
consent shall not be unreasonably withheld; provided, further, that no such
                                            --------  -------
consent shall be required if the participating interests or security interests in the Participation are granted to the Bank of Montreal, a Canadian chartered bank acting through its Chicago Branch, any Affiliate of the Purchaser or any existing Liquidity Bank as of the date of this Amendment."

     2.4. Section 5.4(a) of the Agreement is hereby amended in its entirety to
          --------------
read as follows:

     "Section 5.4.  Costs, Expenses and Taxes.  (1) In addition to the rights of
                    -------------------------
indemnification granted under Section 3.1 hereof, the Seller agrees to pay on
                              -----------
demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Pool Receivables) of this Agreement, the Liquidity Agreement, and the other documents and agreements to be delivered hereunder, including all reasonable costs and expenses relating to the amending, amending and restating, modifying or supplementing of this Agreement, the Liquidity Agreement and the other documents and agreements to be delivered hereunder and the waiving of any provisions thereof, and including in all cases, without limitation, Attorney Costs for the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents with respect thereto and with respect to advising the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and all reasonable costs and expenses, if any (including Attorney Costs), of the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents, in connection with the enforcement of this Agreement and the other Transaction Documents."

     2.5. Section 5.6 of the Agreement is hereby amended in its entirety to read
          -----------
as follows:

     "Section 5.6  Confidentiality.  Unless otherwise required by applicable law
                   ---------------
(including the disclosure requirement of applicable securities laws), the Seller agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided
                                                                        --------
that this Agreement may be disclosed to (a) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, (b) any Program Support Provider and (c) the Seller's legal counsel and auditors if they agree to hold it confidential; provided that only the terms and conditions of this agreement
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may be revealed to such parties and not the details of any fees, pricing or interest rates."

     2.6  The definition of "Attorney Costs" as set forth in the Exhibit I of
                                                                 ---------
the Agreement is hereby amended in its entirety as follows:

     "'Attorney Costs' means and includes all fees and disbursements of any law
       --------------
firm or other external counsel, the allocated costs of internal legal services and all disbursements of internal counsel, to be paid as set forth in the Fee Letter or otherwise in the case of any Program Support Provider, as provided in
Section 5.4."
-----------

     2.7  The definition of "Defaulted Receivable" as set forth in the Exhibit I
                                                                       ---------
of the Agreement is hereby amended in its entirety as follows:

     "'Defaulted Receivable' means a Receivable:
       --------------------

          (i) as to which any payment, or part thereof, remains unpaid for more than 60 days from the due date for such Receivable or such other number of days from the due date for such Receivable approved by the Agent subject to the satisfaction of the Rating Agency Condition;

          (ii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof becomes the subject of any Insolvency Proceeding; or

          (iii) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible."

     2.8. Clause (i) of the definition of "Delinquent Receivable" as set forth in the Exhibit I of the Agreement is hereby amended in its entirety as follows:
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          "(i)  as to which any payment, or part thereof, remains unpaid for more than 30 days from the due date for such Receivable or such other number of days from the due date for such Receivable approved by the Agent subject to the satisfaction of the Rating Agency Condition; or".

     2.9. Clause (i) of the definition of "Eligible Receivables" as set forth in
Exhibit I of the Agreement is hereby amended in its entirety as follows:
---------

     "(i) the Obligor of which is (i) a United States resident or OECD resident; provided, however, if the Obligor of such Receivable is a resident of a
--------  -------
jurisdiction other than the United States or OECD, such Obligor's obligations with respect to such Receivables are supported by a letter of credit or guaranty from an entity with a rating of at least (a) A by Standard & Poor's and (b) A2 by Moody's, (ii) not a government or a governmental subdivision, affiliate or agency; provided, however, if the Obligor of such Receivable is a government or
        --------  -------
a governmental subdivision, affiliate or agency, the aggregate Outstanding Balance of all Pool Receivables of such Obligor that are Eligible Receivables when added to the aggregate Outstanding Balance of all other Eligible Receivables of Obligors that are governments or governmental subdivisions, affiliates or agencies shall not exceed 3% of the Net Receivables Pool Balance,
(iii) not an Affiliate of Imperial or any Affiliate of Imperial, (iv) not subject to an exchange agreement with any Originator, and (v) not deemed unacceptable by the Agent, and;"

     2.10.  The definition of "Investment Grade" as set forth in the Exhibit I
                                                                     ---------
of the Agreement is hereby amended by deleting the word "or" immediately following the reference to "Standard & Poor's" in the second line thereof, and substituting therefor the word "and".

     2.11. The definition of "Normal Concentration Percentage" as set forth in the Exhibit I of the Agreement is hereby amended in its entirety as follows:
    ---------

     "'Normal Concentration Percentage' for any Obligor means at any time 2.5%
       -------------------------------
if such Obligor is not a Special Obligor, or if such Obligor is a Special Obligor, 8% if such Special Obligor is rated A or better by S&P and A2 or better by Moody's, 6% if such Special Obligor is rated BBB+ or better by S&P and Baa1 or better by Moody's and 4% if such Special Obligor is not so rated but is rated at least BBB- by S&P and Baa3 by Moody's."

     2.12.  The definition of "Total Reserves" as set forth in Exhibit I of the
                                                               ---------
Agreement is amended in its entirety as follows:

     "'Total Reserves' means the sum of the Discount Reserve, the Loss Reserve
       --------------
and the Servicing Fee Reserve."

     2.13  Exhibit IV of the Agreement is hereby amended to add the following at
           ----------
the end thereof:

     "(s) Credit Agreement.  Imperial will provide to the Agent (in multiple
          ----------------
copies, if requested by the Agent) the following:

          (i) as soon as possible and in any event within 5 Business Days after a Responsible Officer of Imperial obtains knowledge thereof, notice of any amendment, modification or waiver in any of the financial covenants set forth in Section 7 of the Credit Agreement.
                  ---------

          (ii) as soon as possible and in any event within 50 days after the end of each of the first three quarters of each fiscal year of Imperial and 100 days after the last fiscal quarter of each fiscal year of Imperial, a copy of the certificate provided to the lenders under the Credit Agreement with respect to the financial covenants contained in Section 7 of
                                                                    ---------
     the Credit Agreement."

     2.14 Paragraph (h) of Exhibit V of the Agreement is hereby amended in its
                           ---------
entirety as follows:

          "; or (h)   As of the last day of any Fiscal Month (i) the arithmetic
average for the most recent three Fiscal Months of (A) the Default Ratios from November 30, 1999 until May 31, 2000 shall exceed 7% and thereafter shall exceed 6%, or (B) the Delinquency Ratios from November 30, 1999 until May 31, 2000 shall exceed 12.5% and thereafter shall exceed 10%, or (C) the Dilution Ratio shall exceed 2.5% or (ii) the arithmetic average of the Loss-to-Liquidation Ratios for the most recent twelve Fiscal Months shall exceed 1%; or"

     2.15 Paragraph (m) of Exhibit V of the Agreement is hereby amended in its
                           ---------
entirety as follows:

          "; or (m)   Imperial shall fail to perform and comply with each of
the financial covenants set forth in Section 7 of the Credit Agreement as in
                                     ---------
effect on the date hereof, (but without giving effect to any other amendment,
              -----------
modification or waiver to such financial covenants from time to time under the Credit Agreement, except as set forth below), each of which covenants and agreements, together with all related definitions, exhibits and ancillary provisions, are hereby incorporated in this Agreement by reference as though specifically set forth in this paragraph (m) and shall survive the termination and/or expiration of the Credit Agreement; provided, however, that if at least
                                           -----------------
50% of the Lenders (as such term is defined in the Credit Agreement) including Harris, and the Bank of Montreal, a Canadian chartered bank acting through its Chicago Branch (but not any Person to whom the Bank of Montreal may grant, sell or assign all or any part of its rights under this Agreement, the Participation or any liquidity agreement related to this Agreement) approves any amendment, modification or waiver of any financial covenant set forth in Section 7 of the
                                                              ---------
Credit Agreement, then a Termination Event shall occur with respect to a failure to comply with such financial covenant only if Imperial shall fail to comply with the financial covenant set forth in Section 7, of the Credit Agreement as
                                         ---------
so amended, modified or waived; or"

     2.16 Exhibit V of the Agreement is hereby amended to add the following at
          ---------
the end thereof:

          "; or (n)   the occurrence of an event of default set forth in
Section 8 of the Credit Agreement as in effect on the date hereof, (regardless
---------
of whether such event of default may be amended, modified or waived from time to time in accordance with the

Credit Agreement), each of which events of default and agreements, together with all related definitions, exhibits and ancillary provisions, are hereby incorporated in this Agreement by reference as though specifically set forth in this paragraph (n) and shall survive the termination and/or expiration of the Credit Agreement; provided, however, that if at least 50% of the Lenders (as
                  -----------------
such term is defined in the Credit Agreement) including Harris approves any amendment, modification or waiver of any event of default set forth in Section 8
                                                                       ---------
of the Credit Agreement, then a Termination Event shall occur with respect to a failure to comply with such event of default only if Imperial shall fail to comply with the event of default set forth in Section 8, of the Credit Agreement
                                              ---------
as so amended, modified or waived."

     SECTION 3.  Miscellaneous.
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     3.1.  Effectiveness. This Amendment shall become effective on the date when
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the Agent shall have received an original counterpart (or counterparts) of this
Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties.

     3.2.  References to Agreement.  Upon the effectiveness of this Amendment,
           -----------------------
each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

     3.3.  Effect on the Agreement.  Except as specifically amended above, the
           -----------------------
Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     3.4.  No Waiver.  The execution, delivery and effectiveness of this
           ---------
Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     3.5.  Governing Law. This Amendment, including the rights and duties of the
           -------------
parties hereto, shall be governed by, and construed in accordance with, the laws of the State of Texas (without giving effect to the conflict of laws principles thereof).

     3.6.  Successors and Assigns.  This Amendment shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.
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     3.7.  Headings.  The Section headings in this Amendment are inserted for
           --------
convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     3.8.  Counterparts. This Amendment may be executed by the parties hereto in
           -------------
several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   IMPERIAL SECURITIZATION CORPORATION
                                   -----------------------------------


                                   By: /s/  W.F. SCHWER
                                   -------------------------------------
                                   Name:    W.F. Schwer
                                   Title:   President



                                   IMPERIAL DISTRIBUTING, INC.,
                                   as Servicer


                                   By: /s/  W.F. SCHWER
                                   -----------------------------------
                                   Name:    W.F. Schwer
                                   Title:   Sr. Vice President



                                   IMPERIAL SUGAR COMPANY,
                                   as Performance Guarantor


                                   By: /s/  MARK Q. HUGGINS
                                   -----------------------------------
                                   Name:    Mark Q. Huggins
                                   Title:   Managing Director and Chief
                                            Financial Officer

                                   FAIRWAY FINANCE CORPORATION, as Purchaser


                                   By: /s/  DWIGHT JENKINS
                                   ------------------------------------------
                                   Name:    Dwight Jenkins
                                   Title:   Vice President



                                   NESBITT BURNS SECURITIES INC., as Agent


                                   By: /s/  DAVID J. KUCERA
                                   ------------------------------------------
                                   Name:    David J. Kucera
                                   Title:   Managing Director



                                   By: /s/  JAMES P. WALSH
                                   ------------------------------------------
                                   Name:    James P. Walsh
                                   Title:   Managing Director